                                                                   EXHIBIT 10.19



                      SECOND AMENDMENT TO LOAN INSTRUMENTS

         This Second Amendment to Loan Instruments (the "Second Amendment"), is made and entered into as of the 20th day of November, 1997, by and among (i)
(a) PNC BANK, KENTUCKY, INC., a Kentucky banking corporation with principal office and place of business in Louisville, Kentucky ("PNC"), (b) NATIONAL CITY BANK OF KENTUCKY, a national banking association with principal office and place of business in Louisville, Kentucky ("National City"), (c) SUNTRUST BANK, NASHVILLE, N.A., a national banking association with principal office and place of business in Nashville, Tennessee ("SunTrust"), (d) BANK ONE, KENTUCKY, NA, a national banking association with principal office and place of business in Louisville, Kentucky ("Bank One"), and (e) WACHOVIA BANK, N.A., a national banking association with principal office and place of business in Atlanta, Georgia ("Wachovia") (PNC, National City, SunTrust, Bank One and Wachovia are hereinafter collectively referred to as the "Banks", and each is hereinafter individually referred to as a "Bank"); (ii) PNC BANK, KENTUCKY, INC., in its capacity as the administrative bank hereunder (in such capacity the "Administrative Bank"); and (iii) RES-CARE, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("Res-Care") and each of the Consolidated Subsidiaries of Res-Care identified on Schedule 1 hereto (Res-Care and each Consolidated Subsidiary, a "Borrower," and all of the foregoing collectively, the "Borrowers").

                             PRELIMINARY STATEMENT

         A. The Existing Borrowers (defined herein) obtained from PNC, National City, SunTrust and Bank One certain credit accommodations pursuant to a Loan Agreement dated as of December 23, 1996 (the "Old Loan Agreement") including the following: (i) a revolving line of credit in the principal amount of Sixty Five Million Dollars ($65,000,000) (the "Original Revolving Credit Facility"),
(ii) a commitment to issue letters of credit for the account of the Borrowers in an aggregate outstanding amount of up to Ten Million Dollars ($10,000,000) and (iii) a swing revolving line of credit in the principal amount of Seven Million Five Hundred Thousand Dollars ($7,500,000) (the "Original Swing Line Credit Facility").

         B. The Borrowers, the Administrative Bank and the Banks amended the Old Loan Agreement pursuant to a First Amendment to Loan Instruments dated as of June 23, 1997 (the "First Amendment to Loan Instruments"), providing for, among other things, the increase of the principal amount of the Original Revolving Credit Facility to One Hundred Million Dollars ($100,000,000), (ii) the increase of the principal amount of the Original Swing Line Credit Facility to Twelve Million Five Hundred Thousand Dollars ($12,500,000), (iii) the amendment of certain financial covenants and (iv) the addition of the New Borrowers as parties to the Loan Instruments. The Old Loan Agreement, as amended by the First Amendment to Loan Instruments, is referred to as the "Loan Agreement." Each capitalized term used herein, unless otherwise expressly defined herein, shall have the meaning set forth in the Loan Agreement.

         C. The Borrowers wish to amend the Loan Agreement and the Loan Instruments to allow the Borrowers to incur certain subordinated indebtedness under Section 8.2 of the Loan

Agreement and to make certain other amendments. The Banks are agreeable to such amendments, upon satisfaction of the terms and conditions set forth herein.

         Now, therefore, in consideration of the premises and the mutual covenants and agreements set forth herein and in the Loan Agreement and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         I. AMENDMENTS TO LOAN AGREEMENT

         A. SECTION 1 - DEFINITIONS AND CROSS REFERENCE. The following definitions and provisions of Section 1 of the Loan Agreement are hereby amended and restated and/or added as follows:

            1.32 "Contingent Obligations" means, with respect to the Borrowers, any direct or indirect liability, contingent or otherwise (excluding all transactions which, on a consolidated basis under GAAP, should be eliminated) of the Borrowers, (i) with respect to any indebtedness, lease, dividend, letter of credit or other obligation of another if the primary purpose or intent thereof by the Borrowers is to provide assurance to the obligee of such obligation of another that such obligation of another will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holder of such obligation will be protected (in whole or in part) against loss in respect thereof, or (ii) under any letter of credit issued for the account of the Borrowers or for which the Borrowers are otherwise liable for reimbursement thereof, or (iii) under interest rate swap agreements, interest rate collar agreements or other similar arrangements providing interest rate protection. Contingent Obligations shall include, without limitation, (a) the direct or indirect guaranty, endorsement (otherwise than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by the Borrowers of the obligation of another, and (b) any liability of the Borrowers for the obligations of another through any agreement (contingent or otherwise) (1) to purchase, repurchase, or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), (2) to maintain the solvency of any balance sheet item, level of income or financial condition of another, or (3) to make take-or-pay or similar payments if required regardless of non-performance by any other party or parties to an agreement, in the case of any agreement described under subclauses (1), (2) or (3) of this sentence the primary purpose or intent thereof is as described in clause (i) of the preceding sentence. The amount of any Contingent Obligation, as at any time of determination, shall be equal to the amount of the obligation so guaranteed or otherwise supported at such time of determination which amount shall be deemed to be the amount of such obligation guaranteed, as reasonably estimated by the Borrowers, if such amount cannot be specifically determined at the time of determination. A schedule of the Contingent Obligations of Res-Care as of the Second Amendment Closing Date is attached to the Second Amendment as Schedule 1.32.

                  1.121 "Existing Borrowers" means any and all Borrowers party to the Loan Agreement as of June 23, 1997, but does not currently include the entities listed on Schedule 1.122 attached to the Second Amendment.

                  1.122 "New Borrowers" means certain Subsidiaries created or acquired since June 23, 1997, specifically identified as Res-Care Aviation, Inc., Communications Network Consultants, Inc., and The Academy for Individual Excellence, Inc., and Res-Care Other Options, Inc., but does not currently include the entities listed on Schedule
         1.122 attached to the Second Amendment.

                  1.123 "Convertible Subordinated Notes" means the Convertible Subordinated Notes of Res-Care in the principal amount not exceeding $115,000,000, which meet all of the criteria set forth in Section 8.2 hereof.

                  1.124 "Second Amendment" means the Second Amendment to Loan Instruments made and entered into as of November 20, 1997, by and among the Banks, the Administrative Bank and the Borrowers.

                  1.125 "Second Amendment Closing Date" means the date on which the Second Amendment to Loan Instruments has been executed and delivered by the parties thereto, November 20, 1997.

         B.       SECTION 8 - NEGATIVE COVENANTS.

         (1) Section 8.1 Merger and Other Extraordinary Events. Section 8.1 is hereby amended by deleting the word "Banks" in the second line thereof and substituting therefor "Majority Banks (as defined in Section 15.11 hereof)".

         (2) Section 8.2 of the Loan Agreement is hereby amended and restated as follows:

                  "8.2 Indebtedness, etc. The Borrowers will not, without the prior written consent of the Majority Banks, directly or indirectly, create, incur, assume, guarantee, agree to purchase or repurchase or provide funds in respect of, or otherwise become liable with respect to any Indebtedness other than:

                  (i)      The Revolving Credit Facility;

                  (ii)     The Swing Line Credit Facility;

                  (iii) The Equipment Leases in the aggregate amount not exceeding Two Million Five Hundred Thousand Dollars ($2,500,000);

                  (iv)     The Beverly Note;


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


                  (v) Current liabilities of the Borrowers (other than for borrowed money) incurred in the ordinary course of their businesses and in accordance with customary trade practices;

                  (vi) (A) Promissory notes or other evidence of indebtedness issued by one or more of the Borrowers as all or part of the Business Combination Consideration in connection with a Permitted Business Combination, or (B) purchase money indebtedness incurred or assumed by the Borrowers in connection with acquisition of tangible and intangible personal and real property acquired other than in connection with a Permitted Business Combination, to the extent that such tangible and intangible personal and real property are to be used by the Borrowers in businesses permitted under Section 8.5 hereof; provided that the aggregate amount of indebtedness described in (B) of this Section 8.2(vi) shall not exceed Five Million Dollars ($5,000,000); and provided further that the aggregate amount of indebtedness described in (A) and (B) of this Section 8.2(vi) shall not exceed Fifteen Million Dollars ($15,000,000);

                  (vii)  The advances, loans and guarantees permitted under
         Section 8.12 hereof; and

                  (viii) Convertible Subordinated Notes that meet all of the following criteria:

                         (a) The principal amount of such Convertible
                  Subordinated Notes may not exceed $115,000,000; and

                         (b) Neither the Convertible Subordinated Notes nor
                  the Indenture may be amended in any manner that could reasonably be expected to be adverse to the interests of the Banks without prior written consent of the Administrative Bank."

         (3) Section 8.4 Mortgages, Liens, Encumbrances, Security Interests, Etc. Section 8.4 is hereby amended by deleting the word "Banks" in the second line thereof and substituting therefor "Majority Banks (as defined in Section 15.11 hereof)".

         (4) Section 8.5 Nature of Businesses. Section 8.5 is hereby amended by deleting the word "Banks" in the second line thereof and substituting therefor "Majority Banks (as defined in Section 15.11 hereof)".

         (5) Section 8.9 Ratio of Indebtedness to Cash Flow from Operations. A new sentence is added at the end of Section 8.9 as follows:

                  "For purposes of determining the ratio of Indebtedness to Cash Flow from Operations under this Section 8.9, the Borrowers, if they so elect, may reduce Indebtedness by an amount equal to the difference (if positive) between (i) the Borrowers' cash and (ii) $10,000,000."

         (6) Section 8.11 Permitted Business Combinations. Section 8.11 is hereby amended deleting the word "Banks" in the second line thereof and substituting therefor "Majority Banks (as defined in Section 15.11 hereof)".

Section 8.11 is further amended by amending and restating clause (iv) thereof as follows:

                  "(iv) the Business Combination Consideration associated with the proposed Business Combination plus the aggregate Business Combination Consideration associated with Permitted Business Combinations that have been completed in 1997 does not exceed One Hundred Million Dollars ($100,000,000);"

         (7)      Section 8.12 Loans, Advances and Guaranties by Borrowers.
Section 8.12 is hereby amended by deleting the word "Banks" in the second line thereof and substituting therefor "Majority Banks (as defined in Section 15.11 hereof)".

         (8) Section 8.14 A new Section 8.14 is added to the Loan Agreement as follows:

                  "Section 8.14 Redemption of Convertible Subordinated Notes. Without prior written consent of the Majority Banks, the Convertible Subordinated Notes may not be redeemed unless (i) Res-Care has entered into a standby underwriting agreement with a nationally-recognized underwriter acceptable to Administrative Bank, which underwriting agreement provides for the issuance of additional common or preferred shares or indebtedness subordinated to the Obligations in an amount sufficient to redeem the Convertible Subordinated Notes or (ii) Res-Care's common stock has traded at a price at least equal to or exceeding 140% of the then applicable conversion price for the Convertible Subordinated Notes for at least 20 consecutive trading days ending within five days prior to the notice of redemption."

         C. SCHEDULE 1 - LIST OF BORROWERS OTHER THAN RES-CARE. Schedule 1 is hereby amended and replaced in its entirety by Schedule 1 attached to this Second Amendment.

         D. SCHEDULE 1.122 - LIST OF CERTAIN ENTITIES WHICH CURRENTLY ARE NOT INCLUDED IN DEFINITION OF BORROWERS OR NEW BORROWERS. Schedule 1.122 is hereby amended and replaced in its entirety by Schedule 1.122 attached hereto.

         E. SCHEDULE 6.7 - INDEBTEDNESS. Schedule 6.7 is hereby amended and restated in its entirety by Schedule 6.7 attached hereto.

         F. SCHEDULE 6.13 - CONSOLIDATED SUBSIDIARIES OF RES-CARE, INC..
Schedule 6.13 is hereby amended and restated in its entirety by Schedule 6.13 attached hereto.

         G. RATIFICATION. The Loan Agreement, as amended by this Second Amendment, remains in full force and effect and the Borrower reaffirms and ratifies its obligations under the Loan Agreement, as amended by this Second Amendment.

         II.      AMENDMENT OF STOCK PLEDGE AGREEMENT

         A. EXHIBIT A TO STOCK PLEDGE AGREEMENT. Exhibit A to the Stock Pledge Agreement is amended and restated in its entirety by Exhibit A to this Second Amendment.

         B. DELIVERY OF STOCK CERTIFICATES TO ADMINISTRATIVE BANK. Res-Care covenants to deliver or to cause to be delivered the pledged share certificates identified in Section II of Exhibit A to the Stock Pledge Agreement, as amended, to the Administrative Bank on the Second Amendment Closing Date.

         C. RATIFICATION. The Stock Pledge Agreement, as amended by this Second Amendment, remains in full force and effect and Res-Care reaffirms and ratifies its obligations under the Stock Pledge Agreement, as amended by this Second Amendment.

         III.     AMENDMENT AND RATIFICATION OF SECURITY AGREEMENTS

         Each of the Security Agreements remains in full force and effect and each Borrower reaffirms and ratifies its obligations under the Security Agreement to which it is a party. Each Borrower agrees that the Security Agreement to which it is a party shall continue to secure all indebtedness of the Borrower to the Banks evidenced by the Revolving Credit Notes, the Swing Line Note, the Applications and Agreements for Letters of Credit and the Loan Agreement, all as they may be amended by this Second Amendment. Additionally, each of the New Borrowers, as of the date of the Second Amendment, shall have executed and delivered to the Administrative Bank a Security Agreement and UCC-1 financing statements in favor of the Banks, in form and substance satisfactory to the Banks.

         IV.      CLOSING CONDITIONS

         The establishment of the Revolving Credit Facility by the Banks in favor of the Borrowers, the obtaining of the Revolving Credit Loans and/or Letters of Credit by the Borrowers thereunder, the making of the Swing Line Loans by PNC to the Borrowers, all as amended by this Second Amendment, are subject to the satisfaction of all the following conditions (in addition to the conditions set forth in the Loan Agreement):

         A. CONDITIONS TO CLOSING OF THE SECOND AMENDMENT. The obligation of the Banks to make the Revolving Credit Loans to the Borrowers and to make the Swing Line Loans to the Borrowers are subject to the condition that, in addition to the satisfaction of the conditions precedent specified in Section 5.1 of the Loan Agreement, and with respect to the Swing Line Loan, the conditions precedent specified in Section 3.1D of the Loan Agreement, as of the Second Amendment Closing Date, the Banks shall have received the following from the Borrowers, dated the Second Amendment Closing Date or such other date as shall be acceptable to the Banks:

         (1) This Second Amendment, duly executed and delivered by the each of the Borrowers.

         (2) Stock certificates evidencing all of the issued and outstanding shares of the common stock of all New Borrowers as identified below, and executed blank stock powers appended thereto:

                 Res-Care Aviation, Inc.*
                 Communications Network Consultants, Inc.*
                 The Academy for Individual Excellence, Inc.
                 Res-Care Other Options, Inc.

*Already delivered to Administrative Bank.

         (3) Security Agreements, executed and delivered by all Subsidiaries acquired or created by all New Borrowers, as identified below:

                 Res-Care Aviation, Inc.*
                 Communications Network Consultants, Inc.*
                 The Academy for Individual Excellence, Inc.
                 Res-Care Other Options, Inc.

*Already delivered to Administrative Bank.

         (4) UCC-1 financing statements appropriate for filing in filing offices designated by the Administrative Bank, executed and delivered by all New Borrowers acquired or created by the Borrowers since June 23, 1997, as identified below:

                 Res-Care Aviation, Inc.
                 Communications Network Consultants, Inc.
                 The Academy for Individual Excellence, Inc.
                 Res-Care Other Options, Inc.

         (5)     The Indenture.

         (6) A Certificate of the Secretary or Assistant Secretary of Res-Care certifying as to the authenticity, completeness and accuracy of, and attaching copies of any amendments to the Articles of Incorporation or Bylaws since June 23, 1997, and Resolutions of the Board of Directors of Res-Care authorizing such Borrower's execution, delivery and performance of the Second Amendment and any other Loan Instruments to which such Borrower is a party, and certifying the names and true signatures of the officers of such Borrower authorized to execute and deliver the Loan Instruments to which the Borrower is a party, on behalf of such Borrower.

                  (7) A Certificate of the Secretary or Assistant Secretary of each New Borrower certifying as to the authenticity, completeness and accuracy of, and attaching copies of their respective Certificates of Incorporation and Bylaws, together with any amendments thereto, and Resolutions of the Board of Directors of each New Borrower authorizing such New Borrower's execution, delivery and performance of the Second Amendment and any other Loan Instruments to which such New Borrower is a party, and certifying the names and true signatures of the officers of such New Borrower authorized to execute and deliver the Loan Instruments to which the New Borrower is a party, on behalf of such New Borrower.

                  (8) An opinion from counsel to the Borrowers, in form and substance satisfactory to the Banks, giving substantially the same opinions as were given in connection with the execution and delivery of the Loan Agreement dated as of June 23, 1997, but to be given with respect to the execution and delivery of this Second Amendment.

                  (9) Such other documents as the Administrative Bank may reasonably request.

         V.       REPRESENTATIONS AND WARRANTIES

         A. REPRESENTATIONS AND WARRANTIES OF BORROWER AND CONSOLIDATED SUBSIDIARIES. To induce the Banks to enter into this Second Amendment, the Borrowers represent and warrant to the Banks as follows:

                  (1) Each Borrower has full power, authority, and capacity to enter into this Second Amendment, and this Second Amendment constitutes the legal, valid and binding obligations of each Borrower, enforceable against each in accordance with its terms.

                  (2) No Event of Default under the Loan Agreement or any of the other Loan Instruments has occurred which continues unwaived by the Banks, and no event which with the passage of time, the giving of notice or both would constitute an Event of Default, exists as of the date hereof.

                  (3) The person executing this Second Amendment on behalf of each Borrower is duly authorized to do so. Each such person has been duly authorized pursuant to resolutions of the Borrowers approved by the directors of the Borrowers to execute and deliver minor amendments to the Loan Instruments of the sort set forth in this Second Amendment without the necessity of further action by the respective boards of directors.

                  (4) The representations and warranties made by each Borrower in all of the Loan Instruments are hereby remade and restated as of the date hereof.

                  (5) There are no material actions, suits, legal, equitable, arbitration or administrative proceedings pending or threatened against any Borrower, the adverse determination of which could have a material adverse effect on the Loan Instruments, the business operations or financial condition of the Borrowers or the ability of the Borrowers to fulfill their obligations under the Loan Instruments.


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



         IN WITNESS WHEREOF, the Borrowers, the Banks and the Administrative Bank have each caused this Second Amendment to be duly executed as of the date and year first hereinabove written.

                                    PNC BANK, KENTUCKY, INC.
                                    ("PNC")

                                    /s/ Ben Willingham
                                    -------------------------------------------
                                    By:  Ben Willingham, Vice President

                                    NATIONAL CITY BANK OF KENTUCKY
                                    ("National City")

                                    /s/ Deroy Scott
                                    -------------------------------------------
                                    By:  Deroy Scott, Vice President

                                    SUNTRUST BANK, NASHVILLE, N.A.
                                    ("SunTrust")

                                    /s/ Karen Cole Ahern
                                    -------------------------------------------
                                    By:  Karen Cole Ahern, Group Vice President

                                    BANK ONE, KENTUCKY, NA
                                    ("Bank One")

                                    /s/ Todd D. Munson
                                    -------------------------------------------
                                    Todd D. Munson, Senior Vice President

                                    WACHOVIA BANK, N.A.
                                    ("Wachovia")

                                    /s/ Stephen A. Racine
                                    -------------------------------------------
                                    By: Stephen A. Racine, Banking Officer

                                    PNC BANK, KENTUCKY, INC.
                                    (the "Administrative Bank")

                                    /s/ Ben Willingham
                                    -------------------------------------------
                                    By:  Ben Willingham, Vice President

                                    RES-CARE, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President and
                                    Chief Executive Officer

                                    COMMUNITY ALTERNATIVES INDIANA,
                                      INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    COMMUNITY ALTERNATIVES NEBRASKA,
                                      INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    COMMUNITY ADVANTAGE, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    TEXAS HOME MANAGEMENT, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    CAPITAL TX INVESTMENTS, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    THM HOMES, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RSCR TEXAS, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RES-CARE NEW MEXICO, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RES-CARE OHIO, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    COMMUNITY ALTERNATIVES OF
                                      TEXAS, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    CATX PROPERTIES, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RES-CARE CALIFORNIA, INC., d/b/a
                                    RCCA Services
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RES-CARE FLORIDA, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RSCR CALIFORNIA, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RSCR KANSAS, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RSCR ILLINOIS, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RSCR OKLAHOMA, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RSCR TENNESSEE, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RSCR TRAINING TECHNOLOGIES, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    YOUTHTRACK, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RES-CARE PREMIER, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RSCR PREMIER, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RES-CARE NEW JERSEY, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    COMMUNITY ALTERNATIVES
                                       KENTUCKY, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    ALTERNATIVE YOUTH SERVICES, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    COMMUNITY ALTERNATIVES
                                       VIRGINIA, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RSCR WEST VIRGINIA, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    COMMUNITY ALTERNATIVES
                                      MISSOURI, INC. f/k/a RAIMENT, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RES-CARE AVIATION, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    COMMUNICATIONS NETWORK
                                      CONSULTANTS, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    THE ACADEMY FOR INDIVIDUAL
                                       EXCELLENCE, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                    RES-CARE OTHER OPTIONS, INC.
                                    (a "Borrower")

                                    /s/ Ronald G. Geary
                                    -------------------------------------------
                                    By:  Ronald G. Geary, President

                                   SCHEDULE 1

                   LIST OF BORROWERS OTHER THAN RES-CARE, INC.

         1. COMMUNITY ALTERNATIVES INDIANA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAI").

         2. COMMUNITY ALTERNATIVES NEBRASKA, INC., a Delaware corporation, with principal office and place of business in Louisville, Kentucky ("CAN").

         3. COMMUNITY ADVANTAGE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CA").

         4. TEXAS HOME MANAGEMENT, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THM").

         5. CAPITAL TX INVESTMENTS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CTXI").

         6. THM HOMES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("THMH").

         7. RSCR TEXAS, INC., formerly THM Properties, Inc., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRT").

         8. RES-CARE NEW MEXICO, INC., a Delaware corporation with principal office and place of business of Louisville, Kentucky ("RCNM").

         9. RES-CARE OHIO, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCO").

         10. COMMUNITY ALTERNATIVES OF TEXAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAT").

         11. CATX PROPERTIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CATXP").

         12. RES-CARE CALIFORNIA, INC., d/b/a RCCA Services, a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCC").

         13. RES-CARE FLORIDA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCF").

         14. RSCR CALIFORNIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRC").

         15. RES-CARE KANSAS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCK").

         16. RES-CARE ILLINOIS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCI").

         17. RES-CARE OKLAHOMA, INC. a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCOK").

         18. RES-CARE TENNESSEE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCT").

         19. RES-CARE TRAINING TECHNOLOGIES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCTT").

         20. YOUTHTRACK, INC., a Delaware corporation with principal office and place of business in Littleton, Colorado ("YT").

         21. RES-CARE PREMIER, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCP").

         22. RSCR PREMIER, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRP").

         23. RES-CARE NEW JERSEY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RCNJ").

         24. COMMUNITY ALTERNATIVES KENTUCKY, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAK").

         25. ALTERNATIVE YOUTH SERVICES, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AYS")

         26. COMMUNITY ALTERNATIVES VIRGINIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("CAV").

         27. RSCR WEST VIRGINIA, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("RSCRWV").

         28. COMMUNITY ALTERNATIVES MISSOURI, INC. f/k/a RAIMENT, INC., a Missouri corporation with principal office and place of business in Louisville, Kentucky ("R").

         29. RES-CARE AVIATION, INC., a Kentucky corporation with principal office and place of business in Louisville, Kentucky ("RCA").


         30. COMMUNICATIONS NETWORK CONSULTANTS, INC., a Rhode Island corporation with principal office and place of business in Louisville, Kentucky ("CNC").

         31. THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("AIE").

         32. RES-CARE OTHER OPTIONS, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky ("ROO").

                                  SCHEDULE 1.32

                    CONTINGENT OBLIGATIONS OF RES-CARE, INC.

                        SCHEDULE 1.122 TO FIRST AMENDMENT

              Certain Entities which Currently are not Included in Definition of "Existing Borrowers" or "New Borrowers"

Premier Rehabilitation Centers Limited Partnership

Biscayne Bay Transitional Living Center Limited Partnership

Premier Rehabilitation Center of Missouri Limited Partnership

PRC of Chicago Limited Partnership

PRC of New York Limited Partnership

Community Alternatives Illinois, Inc.

Premier Rehabilitation Centers of Missouri, Inc.

Premier Rehabilitation Centers of Florida, Inc.

PRC of New York, Inc.

PRC of Chicago, Inc.

Alternative Choices, Inc.

         Refraining from including those entities within the definition of "New Borrowers", "Existing Borrowers" or "Borrowers" does not prevent the Banks from later exercising any rights under the Loan Instruments to require them to become Borrowers.

                                  SCHEDULE 6.7

                                  INDEBTEDNESS

                                  SCHEDULE 6.13

                   CONSOLIDATED SUBSIDIARIES OF RES-CARE, INC.

1. COMMUNITY ALTERNATIVES INDIANA, INC. State of incorporation: Delaware Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky Qualified/not qualified to do business in
         Kentucky: Not qualified Locations of operations: Fort Wayne, Indiana; Angola, Indiana; Sullivan, Indiana; Greencastle, Indiana. Qualified to do business in: Indiana Any name, other than name of Corporation, used for conducting business in the last five (5) years:

2. COMMUNITY ALTERNATIVES NEBRASKA, INC. State of incorporation: Delaware Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky Qualified/not qualified to do business in
         Kentucky: Not qualified Locations of operations: Lincoln, Nebraska Qualified to do business in: Nebraska Any name, other than name of Corporation, used for conducting business in the last five (5) years:

3. COMMUNITY ADVANTAGE, INC. State of incorporation: Delaware Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Longmont, Brighton, Grieley Colorado. Qualified to do business in: Colorado Any name, other than name of Corporation, used for conducting business in the last five (5) years:

4. TEXAS HOME MANAGEMENT, INC. State of incorporation: Delaware Location of principal office and records: 10140 Linn Station Road Louisville, Kentucky Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: various in Texas (59 group homes) Qualified to do business in: Texas Any name, other than name of Corporation, used for conducting business in the last five (5) years:

5.       CAPITAL TX INVESTMENTS, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
             Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: owns property in various Texas locations -
              Bexar, Tarrant, Angelina, Travis, Caldwell, Harris, Nacogdoches, Anderson, Parker, Gonzalez, Plano Counties
         Qualified to do business in: Texas
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

6.       THM HOMES, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: owns property in various Texas locations:
              Lubbock, Bexar, Williamson, Taylor, Tarrant, Anderson Counties Qualified to do business in: Texas
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

7.       RSCR TEXAS, INC., F/K/A THM PROPERTIES, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Canton, Austin, San Antonio, Dallas-Ft. Worth,
              TX Qualified to do business in: Texas
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

8.       RES-CARE NEW MEXICO, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Albuquerque, Rosewell, Clovis, Santa Fe,
              New Mexico Qualified to do business in: New Mexico
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

9.       RES-CARE OHIO INC.
         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Fairfield, Williamsburg, Hamilton, Middletown,
              Cincinnati area, Xenia, Menton, Lake County, Ohio
         Qualified to do business in: Ohio
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

10.      COMMUNITY ALTERNATIVES OF TEXAS, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Wichita Co., Tarrant Co., Texas
         Qualified to do business in: Texas
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

11.      CATX PROPERTIES, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: owns property in various Texas locations -
              Wichita and Tarrant Counties Qualified to do business in: Texas Any name, other than name of Corporation, used for conducting business in the last five (5) years:

12.      RES-CARE CALIFORNIA, INC. D/B/A RCCA SERVICES
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified
         Locations of operations: Stanislaus, San Mateo, Sutter, Nevada, Placer,
              Santa Clara County, CA Qualified to do business in: California
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

13.      RES-CARE FLORIDA, INC.
         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: none Qualified to do business in: Florida
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

14.      RSCR CALIFORNIA, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Los Angeles and Orange Counties
         Qualified to do business in: California Any name, other than name of Corporation, used for conducting business in the last five (5) years:

15.      RES-CARE KANSAS, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Sherman, Neosho, Stafford & Cowley, Kansas Qualified to do business in: Kansas
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

16.      RES-CARE ILLINOIS, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Jackson and Vermilion Counties, Illinois Qualified to do business in: Illinois
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

17.      RES-CARE OKLAHOMA, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Tulsa, Oklahoma City,

         Qualified to do business in: Oklahoma
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

18.      RES-CARE TENNESSEE, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Nashville, TN
         Qualified to do business in: Tennessee
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

19.      RES-CARE TRAINING TECHNOLOGIES, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Qualified
         Location of registered agent in Kentucky: Louisville
         Locations of operations: Louisville
         Qualified to do business in: Kentucky only
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

20.      YOUTHTRACK, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Littleton, Colorado
         Qualified/not qualified to do business in Kentucky: Qualified Locations of operations: Arapahoe, Denver, Mesa, El Paso, Jefferson Counties, Colorado Qualified to do business in: Colorado, Kentucky and
              Puerto Rico
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

21.      RES-CARE PREMIER, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: None
         Qualified to do business in: Massachusetts
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

22.      RSCR PREMIER, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: None
         Qualified to do business in: N/A
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

23.      RES-CARE NEW JERSEY, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: None yet
         Qualified to do business in: New Jersey
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

24.      COMMUNITY ALTERNATIVES KENTUCKY, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Qualified Locations of operations: None yet
         Qualified to do business in: No other states
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

25.      ALTERNATIVE YOUTH SERVICES, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Qualified Locations of operations: None yet
         Qualified to do business in: Georgia, Ohio and Tennessee
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

26.      COMMUNITY ALTERNATIVES VIRGINIA, INC.
         State of incorporation: Delaware

         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: None yet
         Qualified to do business in: Virginia
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

27.      RSCR WEST VIRGINIA, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: West Virginia
         Qualified to do business in: West Virginia
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

28.      COMMUNITY ALTERNATIVES MISSOURI, INC. F/K/A RAIMENT, INC.
         State of incorporation: Missouri
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Missouri
         Qualified to do business in: N/A
         Any name, other than name of Corporation, used for conducting business in the last five (5) years: Raiment, Inc.

29.      RES-CARE AVIATION, INC.
         State of incorporation: Kentucky
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: N/A
         Locations of operations: Kentucky
         Qualified to do business in: N/A
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

30.      COMMUNICATIONS NETWORK CONSULTANTS, INC.
         State of incorporation: Rhode Island
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: N/A
         Locations of operations: North Carolina

         Qualified to do business in: North Carolina
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

31.      THE ACADEMY FOR INDIVIDUAL EXCELLENCE, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
             Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Qualified Locations of operations: Kentucky
         Qualified to do business in: No other state
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

32.      RES-CARE OTHER OPTIONS, INC.
         State of incorporation: Delaware
         Location of principal office and records: 10140 Linn Station Road
              Louisville, Kentucky
         Qualified/not qualified to do business in Kentucky: Not qualified Locations of operations: Pennsylvania, North Carolina, Oregon Qualified to do business in: N/A
         Any name, other than name of Corporation, used for conducting business in the last five (5) years:

CONSOLIDATED SUBSIDIARIES THAT ARE NOT BORROWERS

1.       Premier Rehabilitation Centers Limited Partnership

2.       Biscayne Bay Transitional Living Center Limited Partnership

3.       Premier Rehabilitation Center of Missouri Limited Partnership

4.       PRC of Chicago Limited Partnership

5.       PRC of New York Limited Partnership

6.       Community Alternatives Illinois, Inc.

7.       Premier Rehabilitation Centers of Missouri, Inc.

8.       Premier Rehabilitation Centers of Florida, Inc.

9.       PRC of New York, Inc.

10.      PRC of Chicago, Inc.

11.      Alternative Choices, Inc.

                                    EXHIBIT A

                                    Exhibit A
                            to Stock Pledge Agreement
                             between Res-Care, Inc.
                                       and
                            PNC Bank, Kentucky, Inc.,
                             as Administrative Bank

I.       PLEDGED SHARES ALREADY DELIVERED TO ADMINISTRATIVE BANK



                                                                                   Number
                                                             Certificate             of
                Consolidated Subsidiary                         Number             Shares          Owned By
                -----------------------                         ------             ------          --------
Community Alternatives Indiana, Inc.                              1                1,000        Res-Care, Inc.
Community Alternatives Nebraska, Inc.                             1                1,000        Res-Care, Inc.
Community Advantage, Inc.                                         1                1,000        Res-Care, Inc.
Texas Home Management, Inc.                                       1                1,000        Res-Care, Inc.
Capital TX Investments, Inc.                                      1                1,000        Res-Care, Inc.
THM Homes, Inc.                                                   1                1,000        Res-Care, Inc.
Res-Care New Mexico, Inc.                                         1                1,000        Res-Care, Inc.
Res-Care Ohio, Inc.                                               1                1,000        Res-Care, Inc.
Community Alternatives of Texas, Inc.                             1                1,000        Res-Care, Inc.
CATX Properties, Inc.                                             1                1,000        Res-Care, Inc.
Res-Care California, Inc.                                         1                1,000        Res-Care, Inc.
Res-Care Florida, Inc.                                            1                1,000        Res-Care, Inc.
RSCR California, Inc.                                             1                1,000        Res-Care, Inc.
Res-Care Kansas, Inc.                                             1                1,000        Res-Care, Inc.
Res-Care Illinois, Inc.                                           1                1,000        Res-Care, Inc.
RSCR Texas, Inc.                                                  1                1,000        Res-Care, Inc.
Res-Care Oklahoma, Inc.                                           1                1,000        Res-Care, Inc.
Res-Care Tennessee, Inc.                                          1                1,000        Res-Care, Inc.
Res-Care Training Technologies, Inc.                              1                1,000        Res-Care, Inc.
Youthtrack, Inc.                                                  1                  800        Res-Care, Inc.
Res-Care Premier, Inc.                                            1                1,000        Res-Care, Inc.
RSCR Premier, Inc.                                                1                1,000        Res-Care, Inc.

Res-Care New Jersey, Inc.                                         1                1,000        Res-Care, Inc.
Community Alternatives Kentucky, Inc.                             1                1,000        Res-Care, Inc.
Alternative Youth Services, Inc.                                  1                1,000        Res-Care, Inc.
Community Alternatives Virginia, Inc.                             1                1,000        Res-Care, Inc.
RSCR West Virginia, Inc.                                          1                1,000        Res-Care, Inc.
Community  Alternatives  Missouri,  Inc.
f/k/a Raiment, Inc.                                               1                  500        Res-Care, Inc.
Res-Care Aviation, Inc.                                           1                1,000        Res-Care, Inc.
Communication Network Consultants, Inc.                           1                  100        Res-Care, Inc.

II. PLEDGED SHARES DELIVERED TO ADMINISTRATIVE BANK AT SECOND AMENDMENT CLOSING
DATE
The Academy for Individual Excellence, Inc.                       1                1,000        Res-Care, Inc.
Res-Care Other Options, Inc.                                      1                1,000        Res-Care, Inc.




                                      C-2